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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WATTS WATER TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Watts Water Technologies, Inc.

April 2, 2004

Dear Stockholder:

        We cordially invite you to attend our 2004 Annual Meeting of Stockholders, which will be held on Wednesday, May 5, 2004 at 10:00 a.m., in the Phillips Room of The Andover Inn at Phillips Academy, Chapel Avenue, Andover, Massachusetts 01810.

        On the pages following this letter you will find the notice of our 2004 Annual Meeting, which lists the business matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice. We have also enclosed your proxy card and our annual report for the year ended December 31, 2003.

        Your support of our efforts is important to the other directors and to me regardless of the number of shares you own. I hope you will vote as soon as possible. If you are a stockholder of record, you may vote by completing, signing and mailing the enclosed proxy card in the envelope provided. If your shares are held in "street name"—that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record that you must follow for your shares to be voted.

        Following completion of the scheduled business at the 2004 Annual Meeting, we will report on our operations and plans and answer questions from stockholders. We hope that you will be able to join us on May 5th.

Sincerely,
PATRICK S. O'KEEFE President and Chief Executive Officer

WATTS WATER TECHNOLOGIES, INC.
815 Chestnut Street
North Andover, MA 01845

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 5, 2004

To the Stockholders of
Watts Water Technologies, Inc.

        Notice is hereby given that the 2004 Annual Meeting of Stockholders of Watts Water Technologies, Inc., a Delaware corporation (the "Company"), will be held in the Phillips Room of The Andover Inn at Phillips Academy, Chapel Avenue, Andover, Massachusetts 01810, on Wednesday, May 5, 2004, at 10:00 a.m., local time, (the "Annual Meeting") for the following purposes:

  1.
  To elect to the Board of Directors of the Company seven directors, each to hold office until the Company's 2005 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified;

  2.
  To ratify the selection of KPMG LLP as the independent auditors of the Company for the current fiscal year;

  3.
  To approve the Watts Water Technologies, Inc. 2004 Stock Incentive Plan; and

  4.
  To consider and act upon any other matters that may properly come before the Annual Meeting.

        Only stockholders of record at the close of business on March 26, 2004 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors
WILLIAM C. McCARTNEY Secretary
North Andover, Massachusetts April 2, 2004

WATTS WATER TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS
May 5, 2004
PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Watts Water Technologies, Inc. (the "Company") for use at the Company's 2004 Annual Meeting of Stockholders to be held on Wednesday, May 5, 2004 at 10:00 a.m., local time, in the Phillips Room of The Andover Inn at Phillips Academy, Chapel Avenue, Andover, Massachusetts 01810 and at any adjournment or postponement thereof (the "Annual Meeting").

        Only stockholders of record at the close of business on March 26, 2004 are entitled to receive notice of and to vote at the Annual Meeting. Each share of class A common stock, par value $.10 per share, of the Company outstanding on the record date is entitled to one vote, and each share of class B common stock, par value $.10 per share, of the Company outstanding on the record date is entitled to ten votes. As of the close of business on March 26, 2004, there were outstanding and entitled to vote 24,789,410 shares of class A common stock and 7,471,700 shares of class B common stock.

        If your shares are held in "street name," your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority under the rules of the New York Stock Exchange ("NYSE") to vote customers' unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. The election of directors (proposal 1) and the ratification of KPMG LLP as the Company's independent auditors (proposal 2) are considered routine matters. Approval of the Company's 2004 Stock Incentive Plan (proposal 3) is not considered a routine matter so your brokerage firm cannot vote your shares on proposal 3 if you do not return your proxy. Shares held by brokers as to which voting instructions have not been received from the beneficial owners with respect to non-routine matters are referred to as "broker non-votes." We encourage you to provide voting instructions to your brokerage firm by returning your completed proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

        The presence, in person or by proxy, of outstanding shares of class A common stock and class B common stock representing a majority of the total votes entitled to be cast is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

        The seven nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. As discussed above, if your shares are held by your broker in "street name," and if you do not vote your shares, your brokerage firm has authority under the rules of the NYSE to vote your unvoted shares held by the firm on proposal 1. You may vote FOR all of the director nominees, WITHHOLD your vote from all of the director nominees or WITHHOLD your vote from any one or more of the director nominees. Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the results of the vote.

        Ratification of the selection of KPMG as the Company's independent auditor for 2004 requires the affirmative vote of a majority of all the votes present or represented at the Annual Meeting and entitled to be cast on the proposal. As discussed above, if your shares are held by your broker in "street name," and if you do not vote your shares, your brokerage firm has authority under the rules of the NYSE to vote your unvoted shares on proposal 2. If you vote to ABSTAIN on proposal 2, your shares will not be voted in favor of such proposal, although your shares will be considered to have been entitled to vote on the proposal. As a result, voting to ABSTAIN on proposal 2 has the effect of voting AGAINST such proposal.

        Approval of the Company's 2004 Stock Incentive Plan requires the affirmative vote of a majority of all the votes present or represented at the Annual Meeting and entitled to be cast on the proposal. In addition, NYSE rules require that the total number of votes cast on proposal 3 represent more than 50% of all of the votes entitled to be cast on the proposal. As discussed above, if your shares are held by your broker in "street name," and if you do not vote your shares, your brokerage firm does not have authority under the rules of the NYSE to vote your unvoted shares on proposal 3. However, these broker non-votes will have no effect on the vote because they will not be considered to have been entitled to vote on proposal 3. If you vote to ABSTAIN on proposal 3, your shares will not be voted in favor of such proposal, although your shares will be considered to have been entitled to vote on the proposal. As a result, voting to ABSTAIN on proposal 3 has the effect of voting AGAINST such proposal.

        Shares represented by duly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If no instructions are given, properly executed proxies will be voted (i) FOR the election of each of the nominees named herein for director, (ii) FOR the ratification of the selection of KPMG as the independent auditors of the Company for the current fiscal year, and (iii) FOR approval of the 2004 Stock Incentive Plan.

        Any properly completed proxy may be revoked at any time before it is voted on any matter by (1) giving written notice of such revocation to the Secretary of the Company at the address set forth below, (2) signing and duly delivering a proxy bearing a later date, or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        This proxy statement and the enclosed proxy are first being mailed together by the Company on or about April 2, 2004 to stockholders of record as of March 26, 2004. The Company's Annual Report for the fiscal year ended December 31, 2003 is being mailed to such stockholders of the Company concurrently with this proxy statement.

        The principal executive offices of the Company are located at 815 Chestnut Street, North Andover, Massachusetts 01845.

        The expenses of preparing, printing and assembling the materials used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may also use the services of some of its officers and employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and email. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

        Management of the Company does not know of any business other than the matters set forth in the Notice of Annual Meeting of Stockholders and described above that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, the proxies will be voted in accordance with the direction of the proxy holders. Each of the persons appointed by the enclosed form of proxy present and acting at the meeting, in person or by substitute, may exercise all of the powers and authority of the proxies in accordance with their judgment.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board has fixed the number of directors at seven and nominated each of the individuals named below for election as a director. If elected, each nominee will serve until the Company's 2005 Annual Meeting of Stockholders and until such director's successor shall have been duly elected and qualified. Proxies will be voted for each of the nominees named below unless otherwise specified in the proxy. All of the nominees are presently members of the Board. Management does not contemplate that any of the nominees will be unable to serve, but in that event, proxies solicited hereby may be voted either for a substitute nominee designated by the Board or the Board may choose to reduce the number of directors serving on the Board. Holders of shares representing votes sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.

        The Board of Directors recommends that stockholders vote FOR the election of each nominee as a director of the Company.

INFORMATION AS TO NOMINEES FOR DIRECTOR

        Set forth below is the name and age of each nominee for director, his principal occupation for at least the past five years, the year each became a director of the Company and certain other information. The information is as of February 9, 2004.

Name	Age	Present Principal Employment and Prior Business Experience	Director Since
Timothy P. Horne	65	Chairman of the Board of Directors of the Company from April 1986 to August 2002. Chief Executive Officer from 1978 to August 2002. President from 1976 to 1978, from 1994 to April 1997 and from October 1999 to August 2002. Mr. Horne joined the Company in 1959, and retired on December 31, 2002.	1962
Kenneth J. McAvoy	63	Chief Financial Officer and Treasurer of the Company from 1986 to 1999; Vice President of Finance from 1984 to 1994; Executive Vice President of European Operations from 1994 to 1996; Secretary from 1985 to 1999. Mr. McAvoy joined the Company in 1981, and retired on December 31, 1999.	1994
John K. McGillicuddy	60	Employed by KPMG LLP, a public accounting firm, from June 1965 until his retirement in June 2000. Elected into the Partnership at KPMG LLP in June 1975 where Mr. McGillicuddy served as Audit Partner, SEC Reviewing Partner, Partner-in-Charge of Professional Practice, Partner-in-Charge of College Recruiting and Partner-in-Charge of Staff Scheduling. Mr. McGillicuddy is a director of Brooks Automation, Inc.	2003
Gordon W. Moran	65	Non-executive Chairman of the Board since August 2002. Chairman of Hollingsworth & Vose Company, a paper manufacturer, since 1997, and served as its President and Chief Executive Officer from 1983 to 1998.	1990

Daniel J. Murphy, III	62	Chairman of Northmark Bank, a commercial bank, since August 1987. Prior to forming Northmark Bank in 1987, Mr. Murphy was a Managing Director of Knightsbridge Partners, Inc., a venture capital firm, from January to August 1987 and President and a director of Arltru Bancorporation, a bank holding company, and its wholly owned subsidiary, Arlington Trust Company from 1980 to 1986.	1986
Patrick S. O'Keefe	51	Joined the Company in August 2002 as President and Chief Executive Officer. Prior to joining the Company, Mr. O'Keefe served as President, Chief Executive Officer and director of Industrial Distribution Group, a supplier of maintenance, repair, operating and production products, from 1999 to 2001. From 1997 to 1999, he was Chief Executive Officer of Zep Manufacturing, a unit of National Services Industries and a manufacturer of specialty chemicals. From 1994 to 1997, Mr. O'Keefe held various senior management positions with Crane Co.	2002
Roger A. Young	58	Chairman of the Board of Directors of Bay State Gas Company, a wholly owned subsidiary of NiSource, Inc., a holding company with operating companies engaged in the natural gas business, from 1996 until his retirement in 2003, and served on its Board from 1975 until his retirement in 2003. Mr. Young was Chief Executive Officer of Bay State Gas Company from 1990 to 1999, President from 1981 to 1996 and Chief Operating Officer from 1981 to 1990. Mr. Young is a director of NiSource, Inc.	1999

DIRECTORS' COMPENSATION

        Each non-employee director receives a quarterly retainer of $5,000 and $500 per Board and committee meeting attended and also receives reimbursement for out-of-pocket expenses incurred in connection with attending such meetings. Under the terms of the Company's 2003 Non-Employee Directors' Stock Option Plan, each member of the Board who is neither an officer nor an employee of the Company automatically receives on an annual basis a fully exercisable non-qualified stock option to acquire 3,094 shares of class A common stock with an exercise price equal to the fair market value of the Company's class A common stock on the date of grant. On May 28, 2003, each non-employee director was automatically granted options to purchase 3,094 shares of class A common stock of the Company under the 2003 Non-Employee Directors' Stock Option Plan. All options were granted with an exercise price of $17.30 per share and were fully exercisable upon grant.

        Directors of the Company who are employees of the Company receive no compensation for their services as directors.

CORPORATE GOVERNANCE

Our Commitment to Good Corporate Governance

        We believe that good corporate governance and an environment of the highest ethical standards are important for the Company to achieve business success and to create value for its stockholders. The Board is committed to high governance standards and to continually work to improve them. During the past year we have reviewed our corporate governance practices in view of the Sarbanes-Oxley Act of 2002, new final and proposed rules of the Securities and Exchange Commission ("SEC") and new corporate governance rules adopted by the NYSE. We have also compared our governance practices against those identified as best practices by various authorities and other public companies. As a result, we have implemented several new procedures and strengthened several existing procedures.

Role of Our Board of Directors

        The Board monitors overall corporate performance and the integrity of the Company's financial controls and legal compliance procedures. It elects senior management and oversees succession planning and senior management's performance and compensation. The Board oversees the development of fundamental operating, financial and other corporate plans, strategies and objectives, and conducts a year-long process which culminates in Board review and approval each year of a business plan, a capital expenditures budget and other key financial and business objectives.

        Members of the Board keep informed about the Company's business through discussions with the Chief Executive Officer and other members of the Company's senior management team, by reviewing materials provided to them on a regular basis and in preparation for Board and committee meetings and by participating in meetings of the Board and its committees. We regularly review key portions of the business with the Board. We introduce our executives to the Board so that the Board can become familiar with the Company's key employees.

        In 2003, the Board met seven times. During 2003, each director attended at least 75% of the total number of meetings of the Board and all committees of the Board on which the director served.

Performance of Our Board

        We consider it important to continually evaluate and improve the effectiveness of the Board, its committees and its individual members. Beginning in 2004, the Board and each of its standing committees will conduct annual self-evaluations. The Nominating and Corporate Governance Committee will oversee the Board's self-evaluation process.

Business Ethics and Compliance

        We have adopted a Code of Business Conduct and Ethics applicable to all officers, employees and Board members. The Code of Business Conduct and Ethics is posted on our website, www.wattswater.com. In order to access this portion of our website, click on the "Investor Relations" tab. The Code of Business Conduct and Ethics is located under the "Corporate Governance" caption. Any amendments to, or waivers of, the Code of Business Conduct and Ethics which applies to our Chief Executive Officer, Chief Financial Officer, Corporate Controller or any person performing similar functions will be disclosed on our website promptly following the date of such amendment or waiver.

Independence of Non-Employee Directors

        NYSE rules require that a majority of the Board consist of members who are independent. There are different measures of director independence—independence under NYSE rules, under Section 16 of the Securities Exchange Act of 1934 and under Section 162(m) of the Internal Revenue Code of 1986. The Board has recently reviewed information about each of our non-employee directors and determined that Mr. McAvoy, Mr. McGillicuddy, Mr. Moran, Mr. Murphy and Mr. Young are independent directors.

Communications with the Board

        The Board welcomes the submission of any comments or concerns from stockholders and any interested parties. Communications should be addressed to William C. McCartney, Secretary, Watts Water Technologies, Inc., 815 Chestnut Street, North Andover, MA 01845 and marked to the attention of the Board or any of its committees or individual directors.

Annual Meeting Attendance

        Directors are encouraged to attend the Company's annual meetings of stockholders. Six directors attended the 2003 Annual Meeting of Stockholders.

Committees of the Board

        The Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is comprised solely of directors determined by the Board to be independent under the applicable NYSE and SEC rules. You may find copies of the charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee in the "Investor Relations" section of our website at www.wattswater.com. The Board also appoints from time to time ad hoc committees to address specific matters.

        Audit Committee.    The Audit Committee consists of Mr. McGillicuddy (Chair), who became a member of the Audit Committee in August 2003, Mr. Moran, Mr. Young, Mr. Murphy and Mr. McAvoy. The Board has determined that each of Mr. McGillicuddy and Mr. McAvoy is an "audit committee financial expert," as defined by SEC rules. During the fiscal year ended December 31, 2003, the Audit Committee held ten meetings. Our Audit Committee assists the Board in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditors, and the performance of the Company's internal audit function. This includes the selection and evaluation of our independent auditors, the oversight of our systems of internal accounting and financial controls, the review of the annual independent audit of our financial statements, the review of the Company's Code of Business Conduct and Ethics, the establishment of "whistle-blowing" procedures, and the oversight of other compliance matters.

        The SEC has promulgated, and the NYSE has adopted, new audit committee rules in response to the passage by the United States Congress in July 2002 of the Sarbanes-Oxley Act. In response to these recent developments, the Board adopted a revised charter for the Audit Committee in February 2004, which is attached as Appendix A to this proxy statement.

        Compensation Committee.    The Compensation Committee consists of Mr. Murphy (Chair), Mr. Moran and Mr. McAvoy. During the fiscal year ended December 31, 2003, the Compensation Committee held four meetings. The primary responsibilities of the Compensation Committee are to assist the Board in establishing compensation policies for the Board and the Company's executive officers, including reviewing and making recommendations to the Board, or in the case of the Chief Executive Officer to the independent members of the Board, regarding executive officer compensation. This committee also is responsible for administering the Company's equity incentive plans.

        Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of all of the independent members of the Board, which includes Mr. McAvoy (Chair), Mr. McGillicuddy, Mr. Moran, Mr. Young and Mr. Murphy. This committee was formed in

November 2003 and held its first meeting in February 2004. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become board members, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of stockholders. The Nominating and Corporate Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and management.

        The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates recommended by stockholders. Recommendations should be sent to the Nominating and Corporate Governance Committee, c/o William C. McCartney, Secretary, Watts Water Technologies, Inc., 815 Chestnut Street, North Andover, MA 01845. In order to be considered for inclusion as a nominee for director at the Company's 2005 Annual Meeting of Stockholders, a recommendation must be received no later than December 3, 2004. Recommendations must be in writing and must contain the information set forth in Section IV.C of the Nominating and Corporate Governance Committee charter, which is available in the investor relations section of our website at www.wattswater.com. The minimum qualifications and specific qualities and skills required for directors are set forth in Exhibit A to the Nominating and Corporate Governance Committee charter. In addition to considering candidates suggested by stockholders, the Nominating and Corporate Governance Committee may consider potential candidates suggested by current directors, company officers, employees, third party search firms and others. The Nominating and Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee's review is typically based on any written materials provided with respect to the potential candidate. The Nominating and Corporate Governance Committee determines whether the candidate meets the Company's minimum qualifications and specific qualities and skills for directors and whether requesting additional information or an initial screening interview is appropriate.

LEGAL PROCEEDING INVOLVING DIRECTOR

        The SEC commenced a civil action on August 15, 2002 against Timothy P. Horne, a member of our Board, our controlling stockholder, and former Chief Executive Officer and Chairman, alleging that Mr. Horne received confidential information as an officer of the Company and used it to profit from trading he did in shares of Central Sprinkler Corp. in May 1999. The complaint alleged violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder based on insider trading.

        On February 21, 2003, Mr. Horne entered into an agreement with the SEC to settle the civil action. Pursuant to the agreement, Mr. Horne, without admitting or denying the allegations of the complaint filed by the SEC, consented to the entry of a final judgment against him which required him to disgorge profits gained as a result of the conduct alleged in the complaint, pay prejudgment interest, plus a civil money penalty, and which permanently restrains and enjoins him from violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our class A and class B common stock as of February 1, 2004, by:

  •
  each person or entity known by us to own beneficially 5% or more of either class of our common stock;

  •
  each of our directors;

  •
  each of the executive officers named in the summary compensation table; and

  •
  all of our directors and executive officers as a group.

        In accordance with SEC rules, we have included in the number of shares beneficially owned by each stockholder all shares over which such stockholder has sole or shared voting or investment power, and we have included all shares that the stockholder has the right to acquire within 60 days after February 1, 2004 through the exercise of stock options, the vesting of restricted stock units or any other right. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to shares beneficially owned by that stockholder. For purposes of computing the equity and voting percentages for each stockholder, any shares that such stockholder has the right to acquire within 60 days after February 1, 2004 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentages for any other stockholder.

	Shares Beneficially Owned(2)
Name of Beneficial Owner(1)	Number		Percent of Class A Common Stock	Percent of Class B Common Stock	Percent of Voting Power
Timothy P. Horne(3)	7,625,876	(4)(5)	23.77%	97.52%	73.70%
Gabelli Funds, LLC et al	6,906,661	(6)	28.07	0	6.95
George B. Horne(3)	1,974,600	(5)(7)	7.43	26.43	19.88
Daniel W. Horne(3)	1,238,115	(5)(8)	4.80	16.21	12.22
Deborah Horne(3)	1,238,115	(5)(8)	4.80	16.21	12.22
Peter W. Horne(3)	1,157,715	(5)(9)	4.50	15.20	11.46
Paul A. Lacourciere	117,584	(10)	*	0	*
Ernest E. Elliott	82,631	(11)	*	0	*
William C. McCartney	70,498	(12)	*	0	*
Daniel J. Murphy III	36,639	(13)	*	0	*
Gordon W. Moran	31,940	(14)	*	0	*
Kenneth J. McAvoy	22,376	(15)	*	0	*
Roger A. Young	15,470	(16)	*	0	*
John K. McGillicuddy	3,094	(16)	*	0	*
Patrick S. O'Keefe	0		0	0	0
Lynn A. McVay	0		0	0	0
All executive officers and directors (16 persons)	8,056,452	(17)	25.26	97.52	73.85

*
Represents less than 1%

(1)
The address of each stockholder in the table is c/o Watts Water Technologies, Inc., 815 Chestnut Street, North Andover, Massachusetts 01845, except that the address of Gabelli Funds, LLC et al. is One Corporate Center, Rye, NY 10586.

(2)
The number of shares and percentages has been determined as of February 1, 2004 in accordance with Rule 13d-3 of the Securities and Exchange Act of 1934. At that date, a total of 32,079,125 shares were outstanding, of which 24,607,425 were shares of class A common stock and 7,471,700 were shares of class B common stock. Each share of class A common stock is entitled to one vote and each share of class B common stock is entitled to ten votes. Each share of class B common stock is convertible into one share of class A common stock. A holder of shares of class B common stock is deemed to beneficially own the shares of class A common stock into which the class B shares are convertible. Shares of class A common stock are not convertible. The table's voting percentage reflects the applicable beneficial owner's one vote per share of class A common stock plus ten votes per share of class B common stock, if any, divided by the total number of possible votes.

(3)
Timothy P. Horne, George B. Horne, Daniel W. Horne, Deborah Horne and Peter W. Horne may be deemed a "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934.

(4)
Includes (i) 1,701,220 shares of class B common stock and 336,642 shares of class A common stock, held by Timothy P. Horne (for purposes of this footnote 4, "Mr. Horne"), (ii) 1,210,840 shares of class B common stock and 25,000 shares of class A common stock held by a revocable trust for the benefit of Daniel W. Horne, Mr. Horne's brother, for which Mr. Horne serves as sole trustee, (iii) 1,210,840 shares of class B common stock and 25,000 shares of class A common stock held by a revocable trust for the benefit of Deborah Horne, Mr. Horne's sister, for which Mr. Horne serves as sole trustee, which trust is revocable with the consent of the trustee, (iv) 1,085,840 shares of class B common stock held by a revocable trust for the benefit of Peter W. Horne, Mr. Horne's brother, for which Peter W. Horne serves as sole trustee, (v) 1,974,600 shares of class B common stock held for the benefit of George B. Horne, Mr. Horne's father, under a revocable trust for which Mr. Horne and George B. Horne serve as co-trustees, (vi) 22,600 and 30,200 shares of class B common stock held for the benefit of Tiffany Rae Horne and Tara V. Horne (Mr. Horne's daughters), respectively, under irrevocable trusts for which Mr. Horne serves as trustee, and (vii) 3,094 shares of class A common stock issuable upon the exercise of stock options within 60 days after February 1, 2004. All of the shares of class B common stock noted in clause (i), 1,185,840 of the shares of class B common stock noted in clause (ii), 1,185,840 of the shares of class B common stock noted in clause (iii), all of the shares of class B common stock noted in clause (iv), all of the shares of class B common stock noted in clause (v), and all of the shares of class B common stock noted in clause (vi) (7,186,140 shares of class B common stock in the aggregate) are subject to The Amended and Restated George B. Horne Voting Trust Agreement—1997 ("1997 Voting Trust") for which Mr. Horne serves as trustee. (See footnote 5 for a description of the 1997 Voting Trust). All shares beneficially owned or which may be deemed to be beneficially owned by Mr. Horne are class B common stock except for the 336,642 shares of class A common stock noted in clause (i) and all of the shares noted in clause (vii) of this footnote.

(5)
7,186,140 shares of class B common stock in the aggregate (see footnote 4) are subject to the terms of the 1997 Voting Trust. Under the terms of the 1997 Voting Trust, the trustee (currently Timothy P. Horne) has sole power to vote all shares subject to the 1997 Voting Trust. Timothy P. Horne, for so long as he is serving as trustee of the 1997 Voting Trust, has the power to determine in his sole discretion whether or not proposed actions to be taken by the trustee of the 1997 Voting Trust shall be taken, including the trustee's right to authorize the withdrawal of shares from the 1997 Voting Trust (for purposes of this footnote, the "Determination Power"). In the event that Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, no trustee thereunder shall have the Determination Power except in accordance with a duly adopted amendment to the 1997 Voting Trust. Under the terms of the 1997 Voting Trust, in the event that Timothy P. Horne ceases to serve as trustee of the 1997 Voting Trust, then Daniel J. Murphy III, a director of the Company, David F. Dietz, who is a partner in the law firm of Goodwin Procter LLP, and Walter J. Flowers, a partner in the law firm of Flowers and Manning (each, a "Successor Trustee" and collectively, the "Successor Trustees"), shall thereupon become co-trustees of the 1997 Voting Trust. If a Successor Trustee shall cease to serve as such for any reason, then a third person shall become a co-trustee with the remaining two Successor Trustees, in accordance with the following line of succession: first, any individual designated as the Primary Designee, next, any individual designated as the Secondary Designee, and then, an individual appointed by the holders of a majority in interest of the voting trust certificates then outstanding. In the event that the Successor Trustees do not unanimously concur on any matter not specifically contemplated by the terms of the 1997 Voting Trust, the vote of a majority of the Successor Trustees shall be determinative. The 1997 Voting Trust expires on August 26, 2021, subject to extension on or after August 26, 2019 by stockholders (including the trustee of any trust stockholder, whether or not such trust is then in existence) who deposited shares of class B common stock in the 1997 Voting Trust and are then living or, in the case of shares in the 1997 Voting Trust the original depositor of which (or the trustee of the original depositor of which) is not then living, the holders of voting trust certificates representing such shares. The 1997 Voting Trust may be amended by vote of the holders of a majority of the voting trust certificates then outstanding and by the number of trustees authorized to take action at the relevant time or, if the trustees (if more than one) do not concur with respect to any proposed amendment at any time when any trustee holds the Determination Power, then by the trustee having the Determination Power. Amendments to the extension, termination and amendment provisions of the 1997 Voting Trust require the approval of each individual depositor. Shares may not be removed from the 1997 Voting Trust during its term without the consent of the requisite number of trustees required to take action under the 1997 Voting Trust. Voting trust certificates are subject to any restrictions on transfer applicable to the stock that they represent. Timothy P. Horne holds 23.7% of the total beneficial interest in the 1997 Voting Trust (the "Beneficial Interest") individually, 16.5% of the Beneficial Interest as trustee of a revocable trust, 16.5% of the Beneficial Interest as trustee of a trust revocable with the consent of the trustee, 27.5% of the beneficial interest as co-trustee of a revocable trust, and 0.4% and 0.3% of the beneficial Interest as trustee of two irrevocable trusts (representing an aggregate of 100% of the Beneficial Interest). George B. Horne holds 27.5% of the beneficial interest as co-trustee of a revocable trust. Tara V. Horne as beneficiary of an irrevocable trust holds 0.4% of the Beneficial Interest. Tiffany R. Horne as beneficiary of an irrevocable trust holds 0.3% of the Beneficial Interest.

(6)
The information is based on a Schedule 13D filed with the SEC on December 16, 2003 by Gabelli Funds, LLC, GAMCO Investors, Inc., MJG Associates, Inc., Gabelli Advisers, Inc., Gabelli Group Capital Partners, Inc., Gabelli Asset Management Inc., and Mario J. Gabelli reporting their aggregate holdings of shares of class A common stock. Such holdings represented 28.95% of the Company's 23,859,121 shares of class A common stock outstanding as reported in the Company's prospectus dated December 10, 2003, as filed with the SEC on December 11, 2003. Mario J. Gabelli directly and indirectly controls the entities filing the Schedule 13D which entities are primarily investment advisors to various institutional and individual clients, including registered investment companies and pension plans, as broker/dealer and as general partner of various private investment partnerships. Each of the reporting persons and other related entities has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the securities reported for it, either for its own benefit or for the benefit of its investment clients or its partners, except that (i) GAMCO does not have the authority to vote 321,800 of the reported shares; (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares of the Company held by each of the funds for which Gabelli Funds provides discretionary managed account services (collectively, the "Funds") so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the proxy voting committee of each Fund shall respectively vote that Fund's shares; (iii) at any time, the proxy voting committee of each Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such Fund under special circumstances such as regulatory considerations; and (iv) the power of Mario Gabelli, Gabelli Asset Management Inc. and Gabelli Group Capital Partners, Inc. is indirect with respect to the class A common stock beneficially owned directly by other persons referenced above.

(7)
Consists of 1,974,600 shares of class B common stock held in a revocable trust for which Timothy P. Horne and George B. Horne serve as co-trustees. 1,724,600 of such shares of class B common stock are subject to the 1997 Voting Trust (see footnote 5 for a description of the 1997 Voting Trust).

(8)
All shares are class B common stock, except for 27,275 shares of class A common stock. All shares, except for 2,275 shares of class A common stock, are held in a revocable trust for which Timothy P. Horne serves as sole trustee. 1,185,840 of the class B common stock shares are subject to the 1997 Voting Trust (see footnote 5 for a description of the 1997 Voting Trust).

(9)
All shares are class B common stock except for 21,875 shares of class A common stock. The shares of class B common stock are held in a revocable trust for which Peter W. Horne serves as sole trustee. 1,085,840 of the class B common stock shares are subject to the 1997 Voting Trust (see footnote 5 for a description of the 1997 Voting Trust).

(10)
Consists of 28,439 shares of class A common stock and 89,145 shares of class A common stock issuable upon the exercise of stock options or upon the vesting of restricted stock units within 60 days after February 1, 2004.

(11)
Includes (i) 80,716 shares of class A common stock issuable upon the exercise of stock options or upon the vesting of restricted stock units within 60 days after February 1, 2004, and (ii) 50 shares of class A common stock held by Mr. Elliott's wife.

(12)
Consists of (i) 2,000 shares of class A common stock, and (ii) 68,498 shares of class A common stock issuable upon the exercise of stock options or upon the vesting of restricted stock units within 60 days after February 1, 2004.

(13)
Consists of (i) 5,299 shares of class A common stock, (ii) 400 shares of class A common stock beneficially owned by Mr. Murphy as trustee of a trust, and (iii) 30,940 shares of class A common stock issuable upon the exercise of stock options within 60 days after February 1, 2004.

(14)
Consists of (i) 1,000 shares of class A common stock, and (ii) 30,940 shares of class A common stock issuable upon the exercise of stock options within 60 days after February 1, 2004.

(15)
Consists of (i) 10,000 shares of class A common stock, and (ii) 12,376 shares of class A common stock issuable upon the exercise of stock options within 60 days after February 1, 2004.

(16)
Consists of shares of class A common stock issuable upon the exercise of stock options within 60 days after February 1, 2004.

(17)
Includes (i) 7,286,140 shares of class B common stock, (ii) 396,275 shares of class A common stock, and (iii) 374,037 shares of class A common stock issuable upon the exercise of stock options or upon the vesting of restricted stock units within 60 days after February 1, 2004.

COMPENSATION ARRANGEMENTS

Summary Compensation Table

        The following table contains information with respect to the compensation for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the last completed fiscal year (the "named executive officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(1)	Other Annual Compensation($)		Restricted Stock Units($)(2)		Securities Underlying Options(#)	All Other Compensation($)(3)
Patrick S. O'Keefe(4) President and Chief Executive Officer	2003 2002 2001	383,333 145,833 —	— 145,857 —	92,269 30,818 —	(5) (5)	658,356 — —	(6) (7)	50,000 50,000 —	2,220 370 —
William C. McCartney Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	230,000 223,333 210,000	104,650 — —	5,463 4,060 3,098	(8) (8) (8)	156,218 295,673 78,989	(9) (9) (9)	25,000 25,000 25,000	2,220 2,220 2,220
Paul A. Lacourciere Vice President of Manufacturing	2003 2002 2001	195,000 191,667 184,000	89,674 80,011 14,031	12,600 33,795 12,600	(10) (10) (10)	149,276 119,981 21,047	(11) (11) (11)	20,000 20,000 20,000	2,220 2,220 2,220
Ernest E. Elliott Executive Vice President of Wholesale Marketing	2003 2002 2001	190,000 186,667 182,333	92,618 63,758 6,831	2,264 16,317 1,987	(12) (12) (12)	138,262 95,600 30,727	(13) (13) (13)	15,000 15,000 15,000	2,220 2,220 2,220
Lynn A. McVay(14) Executive Vice President of Wholesale Sales	2003 2002 2001	162,308 — —	87,532 — —	76,750 — —	(15)	130,672 — —	(16)	15,000 — —	1,241 — —

(1)
Amounts awarded under the Executive Incentive Bonus Plan, as amended. Certain of the named executive officers elected to receive Restricted Stock Units ("RSUs") in lieu of all or a portion of a cash bonus.

(2)
Represents the dollar value (net of any consideration paid by the named executive officer) of RSUs received under the Company's Management Stock Purchase Plan determined by multiplying the number of RSUs received by the closing market prices of the class A common stock of $23.14, $15.76 and $14.05, on the RSU grant dates of February 27, 2004, February 19, 2003 and February 5, 2002, respectively. Each of the named executive officers made an election under the Management Stock Purchase Plan in June 2003, June 2002 and/or June 2001, as applicable, to receive RSUs (i) in lieu of a specified percentage or dollar amount of his actual annual incentive cash bonus or (ii) for a specified dollar amount, up to 100% of his targeted maximum cash bonus, for fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. With respect to fiscal years 2003, 2002 and 2001, RSUs were awarded as of February 27, 2004, February 19, 2003 and February 5, 2002, respectively (the dates annual incentive bonuses were paid) by dividing the named executive officers election amount by the RSU cost. The RSU cost was $15.50, $10.51 and $9.37 per RSU for fiscal years 2003, 2002 and 2001, respectively, which was 67% of $23.14, $15.76 and $14.05, the closing market prices of the Company's class A common stock on February 27, 2004, February 19, 2003 and February 5, 2002, respectively ("2003 RSU Cost," "2002 RSU Cost," and "2001 RSU Cost"). Each RSU is 100% vested three years after the date of the grant. At the end of a deferral period, if one has been specified by the named executive officer under the Management Stock Purchase Plan, the Company will issue one share of class A common stock for each vested RSU. Cash dividends, equivalent to those paid on the Company's class A common stock, will be credited to the named executive officer's account for non-vested

  RSUs and will be paid in cash to such person when such RSUs become vested. Such dividends will also be paid in cash to individuals for vested RSUs held during any deferral period.

(3)
Consists of term life and disability insurance premiums paid by the Company.

(4)
Mr. O'Keefe became President and Chief Executive Officer of the Company in August 2002.

(5)
In 2003 and 2002, Mr. O'Keefe's primary residence was in Atlanta, Georgia and the Company provided an apartment for his use when he was in Massachusetts. The amounts indicated for Mr. O'Keefe under Other Annual Compensation include housing expenses (including rent, laundry service and meals), airfare to and from Georgia, reimbursement for Mr. O'Keefe's income tax liability with respect to such housing and airfare and amounts attributable to Mr. O'Keefe's personal use of an automobile leased by the Company, as follows:

	2003	2002
Housing expenses	$38,742	$10,367
Airfare to and from Georgia	12,372	7,181
Income tax reimbursement	36,635	12,577
Personal use of Company automobile	4,520	693
(6)
Mr. O'Keefe received 28,451 RSUs in lieu of receiving his entire bonus earned in 2003 of $441,000. The number of RSUs was determined by dividing $441,000 by the 2003 RSU Cost. Mr. O'Keefe did not hold any RSUs at December 31, 2003.

(7)
Mr. O'Keefe did not participate in the Management Stock Purchase Plan in fiscal year 2002, because he began employment with the Company after the election deadline.

(8)
The amounts indicated for Mr. McCartney under Other Annual Compensation include amounts attributable to Mr. McCartney's personal use of an automobile leased by the Company and amounts used for personal travel by Mr. McCartney under the Company's travel incentive program. Under the Company's travel incentive program, employees could earn credit equal to 50% of the amount of any savings to the Company on business travel expenses obtained through cost-effective travel planning by the employee. The employee could then apply the travel credit toward personal travel expenses (the "Travel Incentive Program"). The Travel Incentive Program was discontinued after 2002. Mr. McCartney's Other Annual Compensation includes:

	2003	2002	2001
Personal use of Company automobile	$5,463	$3,371	$3,098
Travel Incentive Program	—	689	—
(9)
For fiscal year 2003, Mr. McCartney received 6,751 RSUs in lieu of receiving 50% of his annual incentive bonus of $209,300, or $104,650. The number of RSUs was determined by dividing $104,650 by the 2003 RSU Cost. For fiscal year 2002, Mr. McCartney received 18,761 RSUs in lieu of receiving his entire bonus of $197,174. The number of RSUs was determined by dividing $197,174 by the 2002 RSU Cost. For fiscal year 2001, Mr. McCartney received 5,622 RSUs in lieu of receiving his entire bonus of $52,668. The number of RSUs was determined by dividing $52,668 by the 2001 RSU cost. Mr. McCartney held 32,394 RSUs at December 31, 2003 with a value of $719,147 as determined in accordance with footnote 2 above, except based on a closing market price of the Company's class A common stock of $22.20 on December 31, 2003.

(10)
The amounts indicated for Mr. Lacourciere under Other Annual Compensation include an automobile allowance and amounts used under the Travel Incentive Program (see footnote 8 for a description of the Travel Incentive Program), as follows:

	2003	2002	2001
Automobile allowance	$12,600	$12,600	$12,600
Travel Incentive Program	—	21,195	—

(11)
For fiscal year 2003, Mr. Lacourciere received 6,451 RSUs in lieu of receiving $100,000 of his annual incentive bonus of $189,674. The number of RSUs was determined by dividing $100,000 by the 2003 RSU Cost. For fiscal year 2002, Mr. Lacourciere received 7,613 RSUs in lieu of receiving 50% of his annual incentive bonus of $160,021, or $80,011. The number of RSUs was determined by dividing $80,011 by the 2002 RSU Cost. For fiscal year 2001, Mr. Lacourciere received 1,498 RSUs in lieu of receiving 50% of his annual incentive bonus of $28,063, or $14,032. The number of RSUs was determined by dividing $14,032 by the 2001 RSU Cost. Mr. Lacourciere held 14,432 RSUs at December 31, 2003 with a value of $320,390 as determined in accordance with footnote 2 above, except based on a closing market price of the Company's class A common stock of $22.20 on December 31, 2003.

(12)
The amounts indicated for Mr. Elliott under Other Annual Compensation include amounts attributable to Mr. Elliott's personal use of an automobile leased by the Company, amounts used under the Travel Incentive Program (see footnote 8 for a description of the Travel Incentive Program) and the payment of country club dues as follows:

	2003	2002	2001
Personal use of Company automobile	$2,264	$2,262	$1,987
Travel Incentive Program	—	10,303	—
Country club dues	—	3,752	—
(13)
For fiscal year 2003, Mr. Elliott received 5,975 RSUs in lieu of receiving 50% of his annual incentive bonus of $185,237, or $92,618. The number of RSUs was determined by dividing $92,618 by the 2003 RSU Cost. For fiscal year 2002, Mr. Elliott received 6,066 RSUs in lieu of receiving 50% of his annual incentive bonus of $127,516, or $63,758. The number of RSUs was determined by dividing $63,758 by the 2002 RSU Cost. For fiscal year 2001, Mr. Elliott received 2,187 RSUs in lieu of receiving 75% of his annual incentive bonus of $27,325, or $20,494. The number of RSUs was determined by dividing $20,494 by the 2001 RSU Cost. Mr. Elliott held 35,027 RSUs at December 31, 2003 with a value of $777,599 as determined in accordance with footnote 2 above, except based on a closing market price of the Company's class A common stock of $22.20 on December 31, 2003.

(14)
Mr. McVay became Executive Vice President of Wholesale Sales of the Company in March 2003.

(15)
Consists of $70,812 paid to Mr. McVay for relocation expenses and $5,938 attributable to Mr. McVay's personal use of an automobile leased by the Company.

(16)
For fiscal year 2003, Mr. McVay received 5,647 RSUs in lieu of receiving 50% of his annual incentive bonus of $175,065, or $87,532. The number of RSUs was determined by dividing $87,532 by the 2003 RSU Cost. Mr. McVay did not hold any RSUs at December 31, 2003.

Stock Option Grants

        The following table shows information concerning options to purchase the Company's class A common stock granted during 2003 to the named executive officers.

	Individual Grants
		% of Total Options Granted to Employees in Fiscal Year		Market Price on Date Grant of		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Options Granted(#)(1)		Exercise or Base Price($/sh)(2)		Expiration Date
						5% ($)	10% ($)
Patrick S. O'Keefe	50,000	21.8	17.50	17.50	8/6/2013	550,500	1,394,500
William C. McCartney	25,000	10.9	17.50	17.50	8/6/2013	275,250	697,250
Paul A. Lacourciere	20,000	8.7	17.50	17.50	8/6/2013	220,200	557,800
Ernest E. Elliott	15,000	6.5	17.50	17.50	8/6/2013	165,150	418,350
Lynn A. McVay	15,000	6.5	17.50	17.50	8/6/2013	165,150	418,350

(1)
All options were granted under the 1996 Stock Option Plan as of August 6, 2003. All options vest over five years at the rate of 20% per year on successive anniversaries of the date of grant and generally terminate upon the earlier of the termination of employment, subject to certain exceptions, or ten years from the date of grant.

(2)
Represents the closing sale price on the date of grant.

(3)
Based upon the closing sale price on the date of grant and an annual appreciation at the rate stated through the expiration date of such options. The dollar amounts in these columns are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

Aggregated Option Exercises and Option Values

        The following table shows information concerning the exercise of stock options during fiscal year 2003 by each of the named executive officers and the fiscal year-end value of unexercised options.

	Number of Shares Underlying Options Exercised (#)		Number of Unexercised Options at Fiscal Year End(#)(2)		Value of Unexercised In-the-Money Options At Fiscal Year End(3)
Name		Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick S. O'Keefe	0	$0	10,000	90,000	$64,500	$493,000
William C. McCartney	51,582	311,118	60,486	73,713	398,219	492,235
Paul A. Lacourciere	22,278	98,799	87,747	59,713	681,289	401,035
Ernest E. Elliott	19,245	79,366	80,716	45,713	655,891	309,835
Lynn A. McVay	0	0	0	15,000	0	70,500

(1)
Based on the difference between the market price on the date of exercise and the exercise price of the options before income taxes.

(2)
Options vest over five years at the rate of 20% per year on successive anniversaries of the grant date and generally terminate upon the earlier of the termination of employment, subject to certain exceptions, or ten years from the date of grant.

(3)
Based on the difference between the market price on the last day of the fiscal year and the exercise price of the options before income taxes.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Company's Compensation Committee is an executive officer of the Company.

Pension Plan

        The Company maintains a qualified noncontributory defined benefit pension plan (the "Pension Plan") for eligible salaried employees of the Company and its subsidiaries, including the named executive officers specified in the "Summary Compensation Table" above, and it maintains a nonqualified noncontributory defined benefit supplemental plan (the "Supplemental Plan") generally for certain highly compensated employees. The eligibility requirements of the Pension Plan are attainment of age 21 and one year of service of 1,000 or more hours. The assets of the Pension Plan are maintained in a trust fund at Smith Barney Corporate Trust Company. The Pension Plan is administered by the Pension Plan Committee, which is appointed by the Board of Directors of the Company. Annual contributions to the Pension Plan are computed by an actuarial firm based on normal pension costs and a portion of past service costs. The Pension Plan provides for monthly benefits to, or on behalf of, each covered employee at age 65 and has provisions for early retirement after ten years of service and attainment of age 55 and surviving spouse benefits after five years of service. Covered employees who terminate employment prior to retirement with at least five years of service are vested in their accrued retirement benefit. The Pension Plan is subject to the Employee Retirement Income Security Act of 1974, as amended.

        The annual normal retirement benefit for employees under the Pension Plan is 1.67% of Final Average Compensation (as defined in the Pension Plan) multiplied by years of service (maximum 25 years), reduced by the Maximum Offset Allowance (as defined in the Pension Plan). For employment terminations after the 2001 plan year, annual compensation in excess of $205,000 per year (subject to cost of living adjustments) is disregarded under the Pension Plan for all purposes. However, benefits accrued prior to the 1989 plan year may be based on compensation in excess of $205,000. Compensation recognized under the Pension Plan includes base salary and annual bonus.

        The Supplemental Plan provides additional monthly benefits to (i) a select group of key executives, including the Company's Chief Executive Officer, (ii) to individuals who were projected to receive reduced benefits as a result of changes made to the Pension Plan to comply with the Tax Reform Act of 1986 and (iii) to executives who will be affected by IRS limits on Pension Plan Compensation. Tier one benefits are provided to a select group of key executives. The annual benefit under this tier payable at normal retirement is equal to the difference between (1) 2% of the highest three year average pay multiplied by years of service up to ten years, plus 3% of average pay times years of service in excess of ten years (but not to exceed 20 years), to a maximum of 50% of average pay and (2) the annual benefit payable under the Pension Plan described above. Normal retirement under this tier is age 62.

        Tier one-A benefits are provided to a select group of key executives. The annual benefit payable under this tier is equal to the difference between (1) 1.75% of the highest three year average pay multiplied by years of service up to ten years, plus 2.25% of average pay times years of service in excess of ten years (but not to exceed 20 years), to a maximum of 40% of average pay and (2) the annual benefit payable under the Pension Plan described above. Normal retirement under this tier is age 62.

        The following table illustrates total annual normal retirement benefits (payable from both the Pension Plan and from the Supplemental Plan and assuming attainment of age 62 during 2003) for various levels of Final Average Compensation and years of benefit service under Tier one of the Supplemental Plan.

	Estimated Total Annual Retirement Benefit (Pension Plan plus Supplemental Plan, Tier one) Based on Years of Service(1)
Final Average Compensation for Three Highest Consecutive Years in Last 10 Years:
	5 Years	10 Years	15 Years	20 Years
$100,000	$10,000	$20,000	$35,000	$50,000
150,000	15,000	30,000	52,500	75,000
200,000	20,000	40,000	70,000	100,000
250,000	25,000	50,000	87,500	125,000
300,000	30,000	60,000	105,000	150,000
350,000	35,000	70,000	122,500	175,000
400,000	40,000	80,000	140,000	200,000
450,000	45,000	90,000	157,500	225,000
500,000	50,000	100,000	175,000	250,000
550,000	55,000	110,000	192,500	275,000
600,000	60,000	120,000	210,000	300,000

(1)
The annual Pension Plan benefit is computed on the basis of a straight life annuity.

        The following table illustrates total annual normal retirement benefits (payable from both the Pension Plan and from the Supplemental Plan and assuming attainment of age 62 during 2003) for various levels of Final Average Compensation and years of benefit service under Tier one-A of the Supplemental Plan.

	Estimated Total Annual Retirement Benefit (Pension Plan plus Supplemental Plan, Tier one-A) Based on Years of Service(1)
Final Average Compensation for Three Highest Consecutive Years in Last 10 Years:
	5 Years	10 Years	15 Years	20 Years
$100,000	$8,750	$17,500	$28,750	$40,000
150,000	13,125	26,250	43,125	60,000
200,000	17,500	35,000	57,500	80,000
250,000	21,875	43,750	71,875	100,000
300,000	26,250	52,500	86,250	120,000
350,000	30,625	61,250	100,625	140,000
400,000	35,000	70,000	115,000	160,000
450,000	39,375	78,750	129,375	180,000
500,000	43,750	87,500	143,750	200,000

(1)
The annual Pension Plan benefit is computed on the basis of a straight life annuity.

        Tier two benefits are provided to individuals not covered under Tier one or Tier one-A who were projected to receive reduced benefits as a result of changes made to the Pension Plan to comply with the Tax Reform Act of 1986. The annual normal retirement benefit payable under this tier is equal to the difference between (1) the pre-Tax Reform Act formula of 45% of Final Average Compensation less 50% of the participant's Social Security Benefit, the result prorated for years of service less than 25, and (2) the Pension Plan formula above. For the 2003 Plan Year, Annual Compensation in excess of $375,200 is disregarded for all purposes under Tier two of the Supplemental Plan. Tier three benefits are provided to individuals not covered under Tier one, Tier one-A or Tier two who will be affected by IRS limits on Pension Plan compensation. The annual normal retirement benefit payable under this tier is based on the Pension Plan formula set forth above, with Annual Compensation in excess of $300,160 disregarded. Compensation recognized under the Supplemental Plan is W-2 pay, including amounts deferred under the Management Stock Purchase Plan and pursuant to Sections 401 and 125 of the Internal Revenue Code, but excluding income realized upon the exercise of stock options.

        The following table illustrates total annual normal retirement benefits (payable from both the Pension Plan and from the Supplemental Plan and assuming attainment of age 65 during 2003) for various levels of Final Average Compensation and years of benefit service under Tier two of the Supplemental Plan, prior to application of the Social Security offset, which is an integral part of the benefits payable under the Supplemental Plan.

	Estimated Total Annual Retirement Benefit (Pension Plan plus Supplemental Plan, Tier two) Based on Years of Service(1)
Final Average Compensation for Five Highest Consecutive Years in Last 10 Years:	10 Years	15 Years	20 Years	25 Years or more
$100,000	$18,000	$27,000	$36,000	$45,000
150,000	27,000	40,500	54,000	67,500
200,000	36,000	54,000	72,000	90,000
250,000	45,000	67,500	90,000	112,500
300,000	54,000	81,000	108,000	135,000
350,000	63,000	94,500	126,000	157,500
400,000 and higher	64,479	96,718	128,957	161,197

(1)
The annual Pension Plan benefit is computed on the basis of a straight life annuity.

        Mr. O'Keefe, Mr. McCartney, Mr. Lacourciere, Mr. Elliott and Mr. McVay have 2, 19, 18, 18 and 1 years, respectively, of benefit service under the Pension Plan. Mr.. McCartney and Mr. Elliott are eligible for Tier one benefits. Mr. Lacourciere is eligible for Tier one-A benefits. Mr. O'Keefe and Mr. McVay are eligible for Tier three benefits. For the 2003 plan year, eligible employees were limited to a maximum annual benefit under the Pension Plan of $165,000 (subject to cost of living adjustments) under Internal Revenue Code requirements regardless of their years of service or Final Average Compensation.

Consulting and Deferred Compensation Agreements

        The Company and Timothy P. Horne, a director of the Company and the Company's former Chief Executive Officer and President, are parties to a Supplemental Compensation Agreement, providing for Mr. Horne's services to the Company and compensation following his retirement from the Company on December 31, 2002. Mr. Horne shall provide consulting services to the Company for 300 to 500 hours per year so long as he is physically able. For these services, the Company agreed to pay Mr. Horne $500,000 for calendar years 2003, 2004 and 2005, $410,665 for calendar year 2006 and $400,000 for each calendar year thereafter, subject to certain cost-of-living increases each year. In the event of a change of control of the Company, Mr. Horne has the right to elect to receive a lump sum payment instead of the payments described above. If Mr. Horne elects to receive the lump sum payment, his obligation to provide consulting services to the Company terminates. The lump sum payment would equal the present value of $23,650 monthly for life and would be determined with reference to discount rates and mortality tables applicable under the Company's Retirement Plan for Salaried Employees and an adjustment for inflation. The Company has also agreed to provide lifetime benefits to Mr. Horne including use of Company secretarial services, use of an office at the Company's corporate headquarters, retiree health insurance and reimbursement of tax and financial planning expenses, automobile maintenance expenses, one club membership, a customary director indemnification agreement and travel expenses when visiting Company facilities.

        Timothy P. Horne is also entitled under a Deferred Compensation Agreement to retirement benefits aggregating $233,333 payable over a period of 28 consecutive months commencing upon the earliest of his retirement, attainment of the age of 65 or other termination of employment. The Deferred Compensation Agreement represents compensation which Mr. Horne deferred prior to the Company's past three fiscal years. The Company has fully expensed its obligations under this Deferred Compensation Agreement.

Compensation Committee Report

        The role of the Compensation Committee is to review and approve the corporate goals and objectives that may be relevant to the compensation of the Chief Executive Officer, to evaluate the Chief Executive Officer's performance in light of the goals and objectives that were set, to consider management's recommendations regarding the compensation of executive officers, to make recommendations to the Board or, with respect to the Chief Executive Officer, the independent members of the Board, regarding the compensation of executive officers, and to administer the Company's equity incentive plans and executive compensation plans.

Compensation Philosophy

        The Company's executive compensation program is designed to promote corporate performance by aligning the interests of the Company's executives with those of the stockholders thereby enhancing stockholder returns. The Compensation Committee believes that executives should have a greater portion of their compensation tied directly and primarily to performance of the business and secondarily to individual objectives established by management. To this end, overall compensation strategies and specific compensation plans have been developed to tie a significant portion of executive compensation to the success of the Company in meeting specified performance goals. The Executive Incentive Bonus Plan and the Management Stock Purchase Plan instituted in fiscal 1996 are intended to strengthen the executive compensation/corporate performance relationship. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate executives to achieve goals inherent in the Company's business strategy, to link executive and stockholder interests and to provide compensation packages that recognize individual contributions as well as promote achievement of overall business goals.

        The Company's executive compensation program consists of three key components, each of which is intended to serve the overall compensation philosophy: base salary, an annual bonus or award of RSUs under the Management Stock Purchase Plan in lieu of all or a portion of the annual bonus, and grants of stock options. These programs, as well as the basis for the Chief Executive Officer's compensation for fiscal 2003, are discussed below.

Base Salary

        Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, coupled with a review of the compensation for comparable positions at other companies.

        Executives' base salaries are reviewed on an annual basis following the close of the fiscal year and completion of the audit of the Company's financial results by the independent auditors. Adjustments are determined by evaluating the performance of the Company and each executive officer. The performance of executive officers with functional or administrative responsibilities is considered by reviewing the quality and efficiency of administrative and functional processes. In the case of executive officers with responsibility for one or more business units within the Company, the business results of those units are also considered. The Compensation Committee also considers, where appropriate, certain nonfinancial performance measures, such as increase in market share, market expansion, corporate development and acquisitions, achievement of manufacturing efficiencies, improvements in product quality and/or relations with customers, suppliers or employees. Adjustments in base salary are also made when and as appropriate to reflect changes in job responsibilities. Executive officer base salaries were reviewed by the Compensation Committee in fiscal 2003 and the Compensation Committee recommended to the Board that it approve cost-of-living adjustments for all of the Company's executive officers and employees and increases in the base pay for some of the executive officers based on merit.

        The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in the same-industry peer group established to compare shareholder returns. Thus, the compensation packages which may be considered during the Company's compensation review process are not the same group as the peer group index in the Comparison of 66 Month Cumulative Total Return graph included elsewhere in this proxy statement.

Annual Bonus

        Under the Executive Incentive Bonus Plan, as amended, (the "Bonus Plan"), each of the Company's executive officers and other key employees are eligible for an annual cash bonus. Corporate performance objectives are established at or near the beginning of each fiscal year by the Chairman of the Board and Chief Executive Officer and the Chief Financial Officer in consultation with the Compensation Committee. Each selected participant is generally assigned three goals, consisting of sales growth, an economic value added percentage or cash flow objectives, and earnings objectives. Once the goals are established, eligible executives are assigned a potential bonus percentage of base salary as a target upon which the bonus is calculated. Each of the three goals described above carries a percentage weight of 33 1/3% of the potential bonus percentage. To the extent a participant achieves more than 100% of a goal, he is eligible to receive more than 100% of his potential bonus percentage attributable to that goal, which can result in a participant receiving more than 100% of his total potential bonus percentage, up to a maximum of 200% of his assigned potential bonus percentage. The Compensation Committee believes that a significant portion of executive compensation should be tied to an annual bonus potential based closely on the performance of the Company. The Compensation Committee believes that the Bonus Plan accomplishes that objective.

        With respect to the bonus plan for fiscal 2003, the Company achieved the financial objectives established by the Board of Directors for the fiscal year. The Company had increased sales due to the increased unit sales into the North American retail and wholesale markets, the appreciation of the Euro and the Canadian dollar against the U.S. dollar, and the inclusion of sales of acquired companies. These increased sales, in addition to improved manufacturing efficiencies in the Company's North American segment, contributed to the achievement of the operating profit objective. The Company's continued focus on asset management, as well as continued strong cash flows generated from operations, contributed to the attainment of the economic value added objective. The financial objectives for 2003 were amended during the year to account for the Company's public offering of class A common stock in December 2003 and private placement of senior notes in May 2003. The Chief Executive Officer and the named executive officers achieved more than 100% of the average of the 2003 targeted objectives.

Management Stock Purchase Plan

        The Company's Management Stock Purchase Plan is intended to increase the incentive for the Company's executives to purchase and hold more of the Company's class A common stock thereby more closely aligning their interests with the interests of the stockholders. Under the Management Stock Purchase Plan, participants may elect to receive RSUs in lieu of all or a portion of their pre-tax annual incentive bonus and, in some circumstances, make after-tax contributions in exchange for RSUs.

Executive participants are required to make an election no later than June 30 of the fiscal year for which such annual incentive bonus amounts will be determined. Each RSU represents the right to receive one share of class A common stock after a three year vesting period and a participant may elect to defer receipt of the underlying stock for an additional period of time after the vesting period. The Management Stock Purchase Plan permits a participant to defer income and the taxes due thereon until the RSUs are converted to stock. RSUs are granted at a discount of 33% from the fair market value of the Company's class A common stock on the date of grant which is the date that annual incentive bonuses are paid or would otherwise be paid. The Compensation Committee has decreased the number of stock options granted and the number of individuals receiving options under the Company's stock option plans in order to further motivate executive participation in the Management Stock Purchase Plan.

Stock Options

        Under the Company's 1996 Stock Option Plan, which was approved by the stockholders, stock options may be granted to the Company's executive officers. The Compensation Committee will continue to set guidelines for the size of stock option awards based on similar factors as used to determine base salaries and annual bonuses, including corporate performance and individual performance against objectives. However, as previously noted, the Compensation Committee has decreased the number of stock options granted to executives in order to motivate them to participate in the Management Stock Purchase Plan. Stock options are a vehicle for the payment of long-term compensation which are intended to motivate executives to improve stock market performance.

        Stock options are designed to align the interests of the executives with those of the stockholders over the long-term, as the full benefit of the compensation package will not be realized unless stock appreciation occurs over a number of years. Stock options under the 1996 Stock Option Plan, which may either be incentive or nonqualified options, are typically granted annually and vest 20% per year over five years beginning with the first anniversary of the grant date. Under the 1996 Stock Option Plan, the exercise price for incentive stock option grants equals the market price of the class A common stock on the date of the grant with an exception for executives who own more than 10% of the combined voting power of the Company; for those employees, the exercise price is equal to 110% of the market price on the date of the grant. Under the 1996 Stock Option Plan, nonqualified stock options have an exercise price which may be no less than 50% of the market price on the date of the grant and generally vest 20% per year over five years beginning with the first anniversary of the grant date. The duration of options under the 1996 Stock Option Plan is generally 10 years, with the exception of incentive stock option grants to owners of more than 10% of the combined voting power of the Company, in which case such grants terminate after 5 years. Options for fiscal 2003 were granted in August at a regularly scheduled meeting of the Compensation Committee in order to provide the Compensation Committee with an opportunity to review the fiscal year performance of the Company's executives with respect to their achievement of both business and individual goals.

Chief Executive Officer Compensation

        Mr. O'Keefe's original annual base salary was set at $350,000 at the time of his election as Chief Executive Officer in August 2002. In September 2003, Mr. O'Keefe's annual base salary was increased to $450,000. This change was made as a result of a general review of Mr. O'Keefe's compensation conducted by the Compensation Committee with the assistance of an outside consulting firm. The Compensation Committee determined that Mr. O'Keefe's original base salary was below the 25th percentile of base salary compensation levels for chief executive officers of selected peer companies, including A.O. Smith Corporation, Albany International Corp., Ametek, Inc., CIRCOR International, Inc., Flowserve Corporation, Gardner Denver, Inc., Graco Inc., IDEX Corporation, Ionics Incorporated, Modine Manufacturing Company, Mueller Industries, Inc., Robbins & Myers, Inc.,

Roper Industries, Inc. and Waters Corporation. The Compensation Committee believes the increase in Mr. O'Keefe's base salary was appropriate in light of the Company's performance and in order to remain competitive with the Company's peer group identified above. Under the Executive Incentive Bonus Plan, Mr. O'Keefe is eligible to receive a maximum potential bonus of 140% of his base salary. Mr. O'Keefe's bonus for 2003 was determined using the same criteria described above for all executive officers. In August 2003, Mr. O'Keefe was granted stock options to purchase an aggregate of 50,000 shares of the Company's class A common stock. Based on an analysis performed by the outside consulting firm retained by the Compensation Committee, the number of shares underlying the stock options granted to Mr. O'Keefe in 2003 was at approximately the 50th percentile of the number of shares underlying annual stock option grants to the chief executive officers of the peer companies identified above and at approximately the 25th percentile with respect to the value of the shares underlying such option grants. The Company also provides Mr. O'Keefe with a leased automobile. The Compensation Committee believes that Mr. O'Keefe's total compensation is competitive, fair and consistent with the Company's results in 2003 and reflective of the Company's executive compensation philosophy.

Company Policy on Qualifying Compensation

        Internal Revenue Code Section 162(m) provides that publicly held companies may not deduct in any taxable year compensation in excess of one million dollars paid to any of the named executive officers which is not "performance-based" as defined in Section 162(m). The Compensation Committee believes that, while there may be circumstances in which the Company's interests are best served by maintaining flexibility whether or not the compensation is fully deductible under Section 162(m), it is generally in the Company's best interest to comply with Section 162(m).

Conclusion

        Through the programs described above, a significant portion of the Company's executive compensation is linked to corporate performance and stock appreciation. The Compensation Committee believes that the Bonus Plan closely aligns executive compensation to corporate performance. In addition, the Compensation Committee believes that properly balancing the grant of stock options and RSUs will further encourage executives and management employees to acquire a greater equity stake in the Company and will motivate them to contribute to the future growth and success of the Company, thereby making stock appreciation a shared interest for both stockholders and executive officers and other key employees.

Compensation Committee
Daniel J. Murphy, III, Chair
Gordon W. Moran
Kenneth J. McAvoy

Audit Committee Report

        The responsibilities of the Audit Committee are set forth in the charter of the Audit Committee. The Audit Committee, among other matters, is responsible for assisting the Board in its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company's independent auditors, and the performance of the Company's internal audit function. This includes the selection and evaluation of the Company's independent auditors, oversight of the Company's systems of internal accounting and financial controls, a review of the annual independent audit of the Company's financial statements, review of the Company's Code of Business Conduct and Ethics, the establishment of "whistle-blowing" procedures, and oversight of other compliance matters.

        The SEC has promulgated, and the NYSE has adopted, new audit committee rules in response to the passage by the United States Congress in July 2002 of the Sarbanes-Oxley Act. In response to these recent developments, the Board adopted a revised charter for the Audit Committee in February 2004, which is attached as Appendix A.

        The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2003 with the management of the Company. The Audit Committee also reviewed and discussed the audited financial statements and the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380) with KPMG, the Company's independent auditors. The Audit Committee received from KPMG the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) and discussed with KPMG the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether KPMG's provision of other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2003 Annual Report on Form 10-K for filing with the SEC and selected KPMG as the independent auditor of the Company for 2004.

Audit Committee
John K. McGillicuddy, Chair
Gordon W. Moran
Daniel J. Murphy, III
Roger A. Young
Kenneth J. McAvoy

Performance Graph

        Set forth below is a line graph comparing the cumulative total shareholder return on the Company's class A common stock, based on the market price of the class A common stock, with the cumulative return of companies on the Standard & Poor's 500 Stock Index, the Russell 2000 Index, and one peer group of companies engaged in the valve and pump industries, for a period of five and one-half fiscal years commencing June 30, 1998 and ended December 31, 2003. The peer group is a selected performance indicator of peer companies consisting of Flowserve Corporation, Jacuzzi Brands, Inc. and IDEX Corporation. The Company is including an additional broad equity market index, the Russell 2000, which consists of companies with market capitalizations of less than $1 billion. The graph assumes that the value of the investment in the Company's class A common stock and each index was $100 at June 30, 1998 and that all dividends were reinvested.

COMPARISON OF 66 MONTH CUMULATIVE TOTAL RETURN*
Among Watts Water Technologies, Inc.,
The S&P 500 Index, the Russell 2000 Index and a Peer Group

* $100 invested on 6/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending:

	Cumulative Total Return
	6/98	6/99	12/99	12/00	12/01	12/02	12/03
Watts Water Technologies, Inc	100.00	93.92	101.35	97.52	107.15	114.05	163.14
S&P 500	100.00	122.76	132.22	120.18	105.90	82.49	106.16
Russell 2000	100.00	101.50	112.62	109.22	111.93	89.01	131.06
Peer Group	100.00	78.10	68.59	62.19	58.05	44.75	65.91

Certain Relationships and Related Transactions

        George B. Horne, the father of Timothy P. Horne, a director of the Company, receives monthly payments of $7,959 ($95,505 annually) from the Watts Water Technologies, Inc. Retirement Plan for Salaried Employees.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10% of the class A common stock to file with the SEC and the NYSE initial reports of ownership and changes in ownership of Company stock and provide copies of such forms to the Company. Based on a review of the copies of such forms provided to the Company and written representations furnished to it, the Company believes that during the year ended December 31, 2003, all reports required by Section 16(a) to be filed by the aforementioned persons were filed on a timely basis.

PROPOSAL 2
RATIFICATION OF INDEPENDENT AUDITORS

        Although Delaware law does not require that the selection by the Audit Committee of the Company's independent auditors be approved each year by the stockholders, the members of the Audit Committee and the other members of the Board believe it is appropriate to submit the selection of independent auditors to the stockholders for their approval and to abide by the result of the stockholders' vote. The Audit Committee and the Board recommend that the stockholders ratify the selection of KPMG LLP as the Company's independent auditors for 2004.

        The Company expects that representatives of KPMG will be present at the annual meeting. They will be given the opportunity to make a statement if they desire to do so and will also be available to respond to questions from stockholders.

        During 2003, KPMG provided various audit, audit-related, tax and non-audit services to the Company. The Audit Committee has adopted policies and procedures which require the Audit Committee to pre-approve all audit and non-audit services performed by KPMG in order to assure that the provision of such services does not impair KPMG's independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period, and the Audit Committee sets specific limits on the amount of each such service the Company obtains from KPMG.

        The aggregate fees billed for professional services by KPMG in 2003 and 2002 for audit, audit-related, tax and non-audit services were:

Type of Fees	2003	2002
Audit Fees:	$1,042,288	$884,793
Audit-Related Fees:	$383,933	$377,535
Tax Fees:	$92,399	$282,145
All Other Fees:	—	—

Total:	$1,518,620	$1,544,473

        In the above table, in accordance with the definitions and rules of the SEC, "audit fees" are fees the Company paid KPMG for professional services for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements;

"tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in any of the foregoing categories. During 2003 and 2002, "audit-related fees" consisted primarily of fees for due diligence services related to acquisitions, employee benefit plan audits and internal control reviews.

        Holders of voting rights sufficient to ratify the selection of KPMG as independent auditors have indicated an intention to vote in favor of this proposal.

        The Audit Committee and the Board of Directors recommend that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company's independent auditors for 2004.

PROPOSAL 3
2004 STOCK INCENTIVE PLAN

Proposal

        Our Board of Directors has adopted the 2004 Stock Incentive Plan (the "2004 Plan") for officers, employees, non-employee directors and other key persons of the Company and its subsidiaries, subject to the approval of the 2004 Plan by our stockholders.

        The 2004 Plan is administered by the Compensation Committee of our Board of Directors (the "Committee"). The Committee, in its discretion, may grant stock-based awards to officers, employees, directors and other key persons under the Plan.

        Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares that can be issued under the 2004 Plan is 3,000,000 shares of class A common stock of which no more than 2,000,000 may be issued in the form of restricted stock, unrestricted stock or deferred stock (other than awards in lieu of cash compensation). Based solely upon the closing price of our class A common stock as reported on the NYSE on March 15, 2004, the maximum aggregate market value of the securities to be issued under the 2004 Plan would be $67,650,000. The shares issued by the Company under the 2004 Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that awards under the 2004 Plan or the Company's 1996 Stock Option Plan do not vest or otherwise revert to the Company, the shares of class A common stock represented by such awards may be the subject of subsequent awards.

        To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), stock options or stock appreciation rights with respect to no more than 300,000 shares of class A common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one calendar year period. In addition, the maximum award of restricted stock and deferred stock for any one individual that is intended to qualify as "performance-based compensation" will not exceed 300,000 shares of class A common stock (subject to adjustments for stock splits and similar events) for any performance cycle.

Recommendation

        Our Board of Directors believes that stock-based awards can play an important role in the success of the Company by encouraging and enabling the officers and employees, directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. Our Board of Directors anticipates that providing such persons with a direct stake in the Company's welfare will assure a closer identification of the interests of participants in the 2004 Plan with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. Under the 1996 Stock Option Plan, there are only 1,830,386 shares remaining available for grant and we do not have the ability to make grants other than options. In addition, we will not be able to grant Incentive Stock Options under the 1996 Stock

Option Plan after August 6, 2006. In order to be competitive and to keep pace with changes in the market, the Board of Directors believes that the Company should have a more flexible stock plan. If the 2004 Plan is approved by stockholders, awards will no longer be issued under the 1996 Stock Option Plan.

        Our Board of Directors believes that the proposed 2004 Plan will help the Company to achieve its goals by keeping the Company's incentive compensation program dynamic and competitive with those of other companies. Accordingly, the Board of Directors believes that the 2004 Plan is in the best interests of the Company and its stockholders and recommends that the stockholders approve the 2004 Plan.

        The Board of Directors recommends that the 2004 Plan be approved, and therefore recommends a vote FOR this proposal.

Summary of the 2004 Plan

        The following description of certain features of the 2004 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2004 Plan that is attached hereto as Appendix B.

        2004 Plan Administration.    The 2004 Plan provides for administration by a committee of not fewer than two non-employee directors (the "Administrator"), as appointed by the Board of Directors from time to time. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2004 Plan. The Administrator may permit class A common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals. In addition, the Administrator may not reprice outstanding options without prior shareholder approval, other than to appropriately reflect changes in the capital structure of the Company.

        Eligibility and Limitations on Grants.    All full-time and part-time officers, employees, directors and other key persons of the Company and its subsidiaries are eligible to participate in the 2004 Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the 2004 Plan is approximately 3,700 persons. However, historically the Company has limited option grants to officers, directors and members of senior management.

        The maximum award of Stock Options or Stock Appreciation Rights granted to any one individual will not exceed 300,000 shares of class A common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of Restricted Stock, Deferred Stock or Performance Shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"), then the maximum award shall not exceed 300,000 shares of class A common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

        Stock Options.    Options granted under the 2004 Plan may be either Incentive Stock Options ("Incentive Options") (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Incentive Options may be granted only to employees of the Company or any subsidiary. Options granted under the 2004 Plan will be Non-Qualified Options if they (i) fail to qualify as Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Non-Qualified Options may be granted to any eligible participant.

        Other Option Terms.    The Administrator has authority to determine the terms of options granted under the 2004 Plan. Generally, options are granted with an exercise price that is not less than the fair market value of the shares of class A common stock on the date of the option grant, in the case of Incentive Options, or 50% of the fair market value of the shares of class A common stock on the date of the option grant, in the case of Non-Qualified Options.

        The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2004 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2004 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

        Options granted under the 2004 Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of class A common stock that are not then subject to restrictions under any Company stock plan, and that have been held by the optionee for at least six months or were purchased on the open market, and that have a fair market value equivalent to the option exercise price of the shares being purchased, or, subject to applicable law, by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

        To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

        Stock Appreciation Rights.    The Administrator may award a Stock Appreciation Right either as a freestanding award or in tandem with a Stock Option. Upon exercise of the Stock Appreciation Right, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of class A common stock over the exercise price per share specified in the related Stock Option (or, in the case of a freestanding Stock Appreciation Right, the price per share specified in such right) times the number of shares of class A common stock with respect to which the Stock Appreciation Right is exercised. This amount may be paid in cash, in shares of class A common stock, or a combination thereof, as determined by the Administrator. The price per share of Stock Appreciation Rights may not be less than 50% of the fair market value of the shares of class A common stock on the date of grant.

        Restricted Stock Awards.    The Administrator may grant shares, at a purchase price determined by the Administrator, of class A common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock.

        Unrestricted Stock Awards.    The Administrator may also grant shares (at no cost or for a purchase price determined by the Administrator) of class A common stock that are free from any restrictions under the 2004 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

        Deferred Stock Awards.    The Administrator also may award phantom stock units as deferred stock awards to participants. The deferred stock awards are ultimately payable in the form of shares of class A common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. During the deferral period, subject to terms and conditions imposed by the Administrator, the deferred stock awards may be credited with dividend equivalent rights (discussed below). Subject to the consent of the Administrator, a participant may make an advance election to receive a portion of his or her compensation or restricted stock award otherwise due in the form of a deferred stock award.

        Dividend Equivalent Rights.    The Administrator may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of class A common stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2004 Plan may be paid currently or be deemed to be reinvested in additional shares of class A common stock, that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of class A common stock or a combination thereof, in a single installment or installments, as specified in the award.

        Tax Withholding.    Participants under the 2004 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of class A common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of class A common stock having a value equal to the amount of such taxes.

        Adjustments for Stock Dividends, Mergers, etc.    The 2004 Plan authorizes the Administrator to make appropriate adjustments to the number of shares of class A common stock that are subject to the 2004 Plan and to any outstanding Stock Options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, all Stock Options and Stock Appreciation Rights will automatically become fully exercisable and the restrictions and conditions on all other stock based awards will automatically be deemed waived. In addition, the 2004 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding Stock Options or other awards.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2004 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. Any amendments that materially change the terms of the 2004 Plan, including any amendments that increase the number of shares reserved for issuance under the 2004 Plan, expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the 2004 Plan, or materially change the method of determining Fair Market Value, will be subject to prior approval by our stockholders. To the extent required by the Code to ensure that options granted under the 2004 Plan qualify as Incentive Options or that compensation earned under awards granted under the 2004 Plan qualify as performance-based compensation under the Code, 2004 Plan amendments shall be subject to prior approval by our stockholders.

New 2004 Plan Benefits

        No grants have been made with respect to the additional shares of class A common stock to be reserved for issuance under the 2004 Plan. The number of shares of class A common stock that may be granted to executive officers and all employees including non-executive officers is not determinable at this time, as such grants are subject to the discretion of the Administrator. The number of shares of class A common stock that may be granted to all current directors who are not executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator. The following table shows the number of shares of class A common stock issuable upon exercise of options granted during 2003 under the 1996 Stock Option Plan to the named executive officers as a group, all current executive officers as a group, all current directors who are not executive officers as a group and all employees who are not executive officers as a group. These options would have been granted under the 2004 Plan if it had been in effect during 2003.

Name	Number of Shares of Class A Common Stock Underlying Options Granted During 2003 Under the 1996 Stock Option Plan
Patrick S. O'Keefe President and Chief Executive Officer	50,000
William C. McCartney Chief Financial Officer, Treasurer and Secretary	25,000
Paul A. Lacourciere Vice President of Manufacturing	20,000
Ernest E. Elliott Executive Vice President of Wholesale Marketing	15,000
Lynn A. McVay Executive Vice President of Wholesale Sales	15,000
All current executive officers as a group	176,000
All current directors who are not executive officers as a group	0
All employees who are not executive officers as a group	49,000

Equity Compensation Plan Information

        The following table gives information about the shares of class A common stock that may be issued upon the exercise of options under the Company's 1986 Incentive Stock Option Plan, 1991 Directors' Non-Qualified Stock Option Plan, 1996 Stock Option Plan, the Management Stock Purchase Plan, and the 2003 Non-Employee Directors' Stock Option Plan, as of December 31, 2003. The table does not include the 3,000,000 shares of class A common stock that would be available for issuance if the 2004 Plan is approved by the Company's stockholders at the Annual Meeting.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,215,213	(1)	$14.08	2,313,612	(2)
Equity compensation plans not approved by security holders	None		None	None
Total	1,215,213	(1)	$14.08	2,313,612	(2)

(1)
Represents 1,014,521 outstanding options under the 1986 Incentive Stock Option Plan, 1991 Directors' Non-Qualified Stock Option Plan, 1996 Incentive Stock Option Plan and the 2003 Non-Employee Directors' Stock Option Plan, and 200,692 outstanding restricted stock units under the Management Stock Purchase Plan.

(2)
Includes 1,830,386 shares available for future issuance under the 1996 Stock Option Plan, and 483,226 restricted stock units available for future issuance under the Management Stock Purchase Plan. No additional options will be granted under the 1996 Stock Option Plan if the 2004 Plan is approved by the Company's stockholders at the Annual Meeting.

Tax Aspects under the U.S. Internal Revenue Code

        The following is a summary of the principal federal income tax consequences of transactions under the 2004 Plan. It does not describe all federal tax consequences under the 2004 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of class A common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Under current law, an optionee will not have any additional FICA (Social Security and Medicare) taxes upon exercise of an Incentive Option.

        If shares of class A common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of class A common stock at exercise (or, if less, the amount realized on a sale of such shares of class A common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of class A common stock.

        If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    With respect to Non-Qualified Options under the 2004 Plan, no income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of class A common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of class A common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of class A common stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

        Parachute Payments.    The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Limitation on the Company's Deductions.    As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2004 Plan may be limited to the extent that a covered employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).

Vote Required For Approval

        Holders of shares representing votes sufficient to approve the 2004 Plan have indicated an intention to vote for approval of the 2004 Plan.

Recommendation

        The Board of Directors unanimously recommends a vote FOR the approval of the 2004 Plan.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or telephone number: Watts Water Technologies, Inc., 815 Chestnut Street, North Andover, MA 01845, Attention: William C. McCartney, Secretary, (978) 688-1811. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

STOCKHOLDER PROPOSALS

        In order for any stockholder proposal to be included in the proxy statement for the Company's 2005 Annual Meeting of Stockholders, such proposal must be received at the principal executive offices of the Company, 815 Chestnut Street, North Andover, MA 01845, Attention: William C. McCartney, Secretary, not later than December 3, 2004 and must satisfy certain rules of the SEC.

        Nominations and proposals of stockholders may also be submitted to the Company for consideration at the 2005 Annual Meeting if certain conditions set forth in the Company's bylaws are satisfied, but will not be included in the proxy materials unless the conditions set forth in the preceding paragraph are satisfied. Such nominations (or other stockholder proposals) must be delivered to or mailed and received by the Company not less than 75 days nor more than 120 days prior to the anniversary date of the 2004 Annual Meeting which dates will be February 20, 2005 and January 6, 2005, respectively. Shareholder proposals received by the Company outside of the aforementioned dates will be considered untimely received for consideration at such Annual Meeting. If the date of the 2005 Annual Meeting is subsequently moved to a date more than seven days (in the case of director nominations) or ten days (in the case of other stockholder proposals) prior to the anniversary date of the 2004 Annual Meeting, the Company will publicly disclose such change, and nominations or other proposals to be considered at the 2005 Annual Meeting must be received by the Company not later than the 20th day after such disclosure (or, if disclosed more than 75 days prior to such anniversary date, the later of 20 days following such disclosure or 75 days before the date of the 2005 Annual Meeting, as rescheduled). To submit a nomination or other proposal, a stockholder should send the nominee's name or proposal and appropriate supporting information required by the Company's bylaws to the Secretary of the Company at the address set forth above.

APPENDIX A
WATTS WATER TECHNOLOGIES, INC.
Audit Committee Charter

I. General Statement of Purpose

        The purposes of the Audit Committee of the Board of Directors (the "Audit Committee") of Watts Water Technologies, Inc. (the "Company") are to:

  •
  assist the Board of Directors (the "Board") in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company's independent auditors, and (4) the performance of the Company's internal audit function; and

  •
  prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

II.    Composition

        The Audit Committee shall consist of at least three (3) members of the Board, each of whom shall satisfy the independence requirements established by the New York Stock Exchange Listed Company Manual for listing on the exchange. Each member of the Audit Committee shall be financially literate (or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee), as such qualification is interpreted by the Board in its business judgment. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

        The members of the Audit Committee shall be appointed by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. Unless the Board elects a member of the Audit Committee to be Chairman of the Audit Committee, the Audit Committee shall elect a Chairman by majority vote.

        No member of the Audit Committee may simultaneously serve on the audit committee of more than three (3) issuers having securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

III.  Compensation

        The compensation of Audit Committee members shall be as approved by the Board of Directors. A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly any consulting, advisory or other compensatory fee from the Company.

IV.    Meetings

        The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly, in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

        Periodically, the Audit Committee shall also meet separately with management, with internal auditors (or other personnel responsible for the internal audit function) and with the independent auditors.

V. Responsibilities and Authority

  A. Review of Charter

  •
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

  B. Annual Performance Evaluation of the Audit Committee

  •
  At least annually, the Audit Committee shall evaluate its own performance and report to the Board the results of its evaluation.

  C. Matters Relating to Selection, Performance and Independence of Independent Auditor

  •
  The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

  •
  The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

  •
  The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee. |

  •
  The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of "de minimus" non-audit services for the Company if the requirements of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

  •
  The Audit Committee should review and approve the scope and staffing of the independent auditors' annual audit plan(s).

  •
  The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the

    Board take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  •
  The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

  •
  The Audit Committee shall evaluate the independent auditors' qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

  •
  obtain and review a report or reports from the independent auditor describing (1) the auditor's internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor's independence, all relationships between the independent auditor and the Company;

  •
  review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor's audit staff); and

  •
  assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

        In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors' performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

  •
  The Audit Committee shall set clear policies with respect to the potential hiring of current or former employees of the independent auditor.

  D. Audited Financial Statements and Annual Audit

  •
  The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  •
  The Audit Committee shall review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor the Company's annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" prior to the filing of the Company's Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

  •
  The Audit Committee must review:

  (i)
  any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

  (ii)
  major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

  (iii)
  major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; and

  (iv)
  the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company. |

  •
  The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management's response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company's internal audit function. This review may also include:

  (i)
  any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise);

  (ii)
  any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and

  (iii)
  any management or internal control letter issued, or proposed to be issued, by the auditors.

  •
  The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended ("SAS 61").

  •
  The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

  •
  If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC's rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting.

  •
  Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, the Audit Committee shall make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for the last fiscal year.

  •
  The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company's annual proxy statement.

  E. Internal Auditors

  •
  The Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Company's internal audit function and review the internal audit plan. Such evaluation may include a review of the responsibilities, budget and staffing of the Company's internal audit function with the independent auditors. The Audit Committee shall review with the Board the appointment and replacement of members of the internal audit function.

  F. Unaudited Quarterly Financial Statements

  •
  The Audit Committee shall discuss with management and the independent auditor (1) the Company's quarterly financial statements and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," (2) such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

  G. Earnings Press Releases

  •
  The Audit Committee shall discuss generally the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of "pro forma" or "adjusted" non-GAAP information).

  H. Risk Assessment and Management

  •
  The Audit Committee shall discuss generally the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

  •
  In connection with the Audit Committee's discussion of the Company's risk assessment and management guidelines, the Audit Committee may discuss or consider the Company's major financial risk exposures and the steps that the Company's management has taken to monitor and control such exposures.

  I. Procedures for Addressing Complaints and Concerns

  •
  The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  J. Regular Reports to the Board

  •
  The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board. The Audit Committee shall review with the Board all significant actions take by the Audit Committee. Copies of the minutes of each Audit Committee meeting shall be distributed to the entire Board.

  K. Legal and Regulatory Compliance

  •
  The Audit Committee shall discuss with management and the independent auditor and review with the Board the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company's compliance with such requirements. After these discussions, the

    Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  The Audit Committee shall discuss with management and review with the Board the Company's policies and procedures regarding compliance with the Company's Code of Business Conduct and Ethics.

  •
  The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company's financial statements or its compliance policies and procedures.

VI.   Additional Authority

        The Audit Committee is authorized, on behalf of the Board, to do any of the following:

  A. Engagement of Advisors

  •
  The Audit Committee may engage independent counsel and such other advisors it deems necessary to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

  B. General

  •
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers, except to the extent prohibited under NYSE Section 303A(7).

  •
  The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

  •
  In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

  •
  The Audit Committee is authorized to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

        Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether the Company's financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

        Adopted by the Board of Directors at a meeting held on February 10, 2004

APPENDIX B
WATTS WATER TECHNOLOGIES, INC.
2004 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Watts Water Technologies, Inc. 2004 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Watts Water Technologies, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" is defined in Section 2(a).

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Committee" means the Committee of the Board referred to in Section 2.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Deferred Stock Award" means Awards granted pursuant to Section 8.

        "Dividend Equivalent Right" means Awards granted pursuant to Section 11.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award or Deferred Stock Award.

        "Restricted Stock Award" means Awards granted pursuant to Section 7.

        "Stock" means the Class A Common Stock, par value $.10 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means any Award granted pursuant to Section 6.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

        "Unrestricted Stock Award" means any Award granted pursuant to Section 9.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

  (a)
  Committee. The Plan shall be administered by either the Board or a committee of not less than two Non-Employee Directors (in either case, the "Administrator").

  (b)
  Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

  (i)
  to select the individuals to whom Awards may from time to time be granted;

  (ii)
  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

  (iii)
  to determine the number of shares of Stock to be covered by any Award;

  (iv)
  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

  (v)
  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

  (vi)
  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

  (vii)
  to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

    (viii)
    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

  (c)
  Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

  (d)
  Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

  (a)
  Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 2,000,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards (excluding for purposes of such 2,000,000 share limitation, the shares of Stock underlying any Awards granted in lieu of cash compensation or fees). For purposes of these limitations, the shares of Stock underlying any Awards (including any awards granted pursuant to the Watts Industries, Inc. 1996 Stock Option Plan) which are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 300,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

  (b)
  Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

  (c)
  Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

        Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

  (d)
  Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

  (a)
  Stock Options. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

  (i)
  Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 50 percent of the Fair Market Value on the date of grant for Non-Qualified Stock Options and 100 percent of the Fair Market Value on the date of grant for Incentive Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

  (ii)
  Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

  (iii)
  Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

  (iv)
  Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

  (A)
  In cash, by certified or bank check or other instrument acceptable to the Administrator;

  (B)
  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

  (C)
  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

        Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

  (v)
  Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

  (b)
  Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. STOCK APPRECIATION RIGHTS

  (a)
  Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 50 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

  (b)
  Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

        A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

  (c)
  Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

  (i)
  Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

  (ii)
  Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

  (iii)
  All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7. RESTRICTED STOCK AWARDS

  (a)
  Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

  (b)
  Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

  (c)
  Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

  (d)
  Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock shall have a performance based goal, the restriction period with respect to such shares shall not be less than one year and in the event that any such Restricted Stock shall have a time based restriction, the restriction period with respect to such shares shall not be less than three years. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

SECTION 8. DEFERRED STOCK AWARDS

  (a)
  Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that the vesting of any such Deferred Stock Award is subject to attainment of a performance based goal, the vesting period with respect to such award shall not be less than one year and in the event that the vesting of any such Deferred Stock Award shall be time-based, the vesting period with respect to such award shall not be less than three years. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

  (b)
  Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

  (c)
  Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

  (d)
  Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

  (e)
  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

        Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

  (a)
  Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

  (b)
  Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

  (c)
  Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

  (d)
  Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 300,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

  (a)
  Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

  (b)
  Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

  (c)
  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. TAX WITHHOLDING

  (a)
  Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

  (b)
  Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13. TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

  (a)
  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

  (b)
  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 14. AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 15. STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 16. GENERAL PROVISIONS

  (a)
  No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

  (b)
  Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

  (c)
  Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

  (d)
  Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

  (e)
  Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 17. EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after February 9, 2014.

SECTION 18. GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: February 10, 2004

DATE APPROVED BY STOCKHOLDERS:

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

WATTS WATER TECHNOLOGIES, INC.

815 Chestnut Street, North Andover, MA 01845

Proxy for Class A Common Stock

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Patrick S. O'Keefe and William C. McCartney, and each of them acting solely, proxies, with power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated on the reverse side, all of the shares of Class A Common Stock of Watts Water Technologies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Watts Water Technologies, Inc. (the "Annual Meeting") to be held in the Phillips Room of The Andover Inn at Phillips Academy, Chapel Avenue, Andover, Massachusetts, on Wednesday, May 5, 2004 at 10:00 a.m. (local time), and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.

The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the aforesaid meeting and the Annual Report to Stockholders.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

WATTS WATER TECHNOLOGIES, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

INTERNET ACCESS IS HERE!

Watts Water Technologies, Inc. is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only a click away at:

http://www.equiserve.com

In order to access your account and request your temporary password (or PIN), you will need your Social Security number, and Issue ID (WTICM). Please click on the "Account Access" tab and follow the instructions and a temporary password will be mailed to your address of record.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒
Please mark
votes as in
this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, the undersigned's votes will be cast "FOR" all of the nominees for director and "FOR" Proposals 2 and 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

							FOR	AGAINST	ABSTAIN
1.	To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.				2.	To ratify the selection of KPMG LLP as the independent auditors of the Company for the current fiscal year.	☐	☐	☐
	Nominees: (01) Timothy P. Horne, (02) Kenneth J. McAvoy, (03) John K. McGillicuddy, (04) Gordon W. Moran, (05) Daniel J. Murphy, III, (06) Patrick S. O'Keefe, and (07) Roger A. Young
	☐	FOR ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES	3.	To approve the Watts Water Technologies, Inc. 2004 Stock Incentive Plan.	☐	☐	☐
☐
	FOR ALL NOMINEES EXCEPT AS NOTED ABOVE				4.	In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

					Sign exactly as your name appears on this Proxy. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers should add their full titles as such.
Signature:	Date:	Signature:	Date:

PROXY

WATTS WATER TECHNOLOGIES, INC.

815 Chestnut Street, North Andover, MA 01845
Proxy for Class B Common Stock

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Patrick S. O'Keefe and William C. McCartney, and each of them acting solely, proxies, with power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated on the reverse side, all of the shares of Class B Common Stock of Watts Water Technologies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Watts Water Technologies, Inc. to be held in the Phillips Room of The Andover Inn at Phillips Academy, Chapel Avenue, Andover, Massachusetts, on Wednesday, May 5, 2004 at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.

        The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the aforesaid meeting and the Annual Report to Stockholders.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒
Please mark
votes as in
this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated with respect to Items 1 and 2 below, the undersigned's votes will be cast in favor of Items 1, 2 and 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1.
To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

  Nominees:  (01) Timothy P. Horne, (02) Kenneth J. McAvoy, (03) John K. McGillicuddy (04) Gordon W. Moran, (05) Daniel J. Murphy, III, (06) Patrick S. O'Keefe, and (07) Roger A. Young.

FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES
☐	☐
☐ FOR ALL NOMINEES EXCEPT AS NOTED ABOVE
		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of KPMG LLP as the independent auditors of the Company for the current fiscal year.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To approve the Watts Water Technologies, Inc. 2004 Stock Incentive Plan.	☐	☐	☐
4.	In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐

Sign exactly as your name appears on this Proxy. If the shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers should add their full titles as such.

Signature:	Date:
Signature:	Date:

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION AS TO NOMINEES FOR DIRECTOR
DIRECTORS' COMPENSATION
CORPORATE GOVERNANCE
LEGAL PROCEEDING INVOLVING DIRECTOR
PRINCIPAL STOCKHOLDERS
COMPENSATION ARRANGEMENTS
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL 3 2004 STOCK INCENTIVE PLAN
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
STOCKHOLDER PROPOSALS
APPENDIX A WATTS WATER TECHNOLOGIES, INC. Audit Committee Charter
APPENDIX B WATTS WATER TECHNOLOGIES, INC. 2004 STOCK INCENTIVE PLAN